Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of PolyMedix, Inc. (the "Company") on Form 10-Q for the period ended September 30, 2010 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, the undersigned, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 9, 2010                                                              By:   /s/ Nicholas Landekic

Date                                                                                             Nicholas Landekic

     President & Chief Executive Officer

November 9, 2010                                                              By:   /s/ Edward F. Smith

Date                                                                                             Edward F. Smith

     Vice President, Finance &

     Chief Financial Officer (Principal Financial and Accounting Officer)